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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):

                                 April 30, 1999



                                 ZEROS USA, INC.

               (Exact name of Registrant as specified in charter)


             Texas                        0-22971                76-0520236
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(State or other jurisdiction of         (Commission            (IRS Employer
         incorporation)                 File Number)         Identification No.)


507 North Belt East, Suite 550, Houston, Texas                      77060
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   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number including area code:  (281) 448-6083





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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective April 30, 1999, Grant, Palma & Walker, P.C. (the "Accountant") resigned as the independent auditors for Zeros USA, Inc. (the "Company"). For the fiscal year ended March 31, 1997, the only year for which the Accountant prepared a report on the Financial Statements of the Company, the Accountant's report did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

"DISAGREEMENTS"

         During the fiscal year ended March 31, 1998 and the six month period from April 1, 1998 to September 30, 1998 (the Company's new fiscal year end) and the subsequent interim period preceding the Accountant's resignation (the "Accounting Period"), there were no disagreements with the Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the Accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such periods.

ITEM 304(a)(1)(v) OF REGULATION S-K ("REPORTABLE EVENTS")

         During the Accounting Period, the Accountant has advised the Company that information has come to the Accountant's attention during the Accounting Period that if further investigated may materially impact the fairness or reliability of the financial statements to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

         The Board of Directors and the Audit Committee of the Company were advised of this matter.

         The Company has authorized the Accountant to respond fully to the inquiries of the Company's successor accountant and has requested that the Accountant provide the Company as promptly as possible a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The Company will file such letter as an amendment to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         Exhibit No.

           *16.1      Letter re change in certifying accountant

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* To be filed by amendment






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 7, 1999


                                     ZEROS USA, INC.



                                     By: /s/ CHET GUTOWSKY
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                                         Chet Gutowsky, Chief Financial Officer














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